SCHEDULE C
TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of May 21, 2009)

Equity Funds

Current Name	Prior Name

JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Intrepid Japan Fund	JPMorgan Fleming Japan Fund and JPMorgan Japan Fund (name effective until 3/31/08)

JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (this name change effective 12/15/2005)

JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

Current Name	Prior Name

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund as of 6/24/09 or such later date that the merger with JPMorgan Capital Growth Fund is implemented)	One Group Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Value Advantage Fund	N/A

JPMorgan U.S. Large Cap Core Plus Fund	N/A

Highbridge Statistical Market Neutral Fund	N/A

JPMorgan Intrepid Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07)

JPMorgan Strategic Small Cap Value Fund	N/A

JPMorgan International Realty Fund	N/A

JPMorgan China Region Fund	N/A

JPMorgan Global Focus Fund	N/A

JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund

JPMorgan India Fund	N/A

JPMorgan Latin America Fund	N/A

JPMorgan Russia Fund	N/A

JPMorgan Value Discovery Fund	N/A

JPMorgan Dynamic Growth Fund	N/A

JPMorgan U.S. Large Cap Value Plus Fund	N/A

JPMorgan U.S. Small Company Fund	N/A

JPMorgan Emerging Economies Fund	N/A

JPMorgan International Markets Fund	N/A

JPMorgan International Opportunities Plus Fund	N/A

JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

Fixed Income Funds

Current Name	Prior Name

JPMorgan Bond Fund	JPMorgan Bond Fund

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II

JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Bond Fund (to be renamed JPMorgan High Yield Fund as of the later of 9/1/09 or 60 days after shareholders are notified of the name change)	One Group High Yield Bond Fund

Current Name	Prior Name

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund

JPMorgan Kentucky Tax Free Bond Fund	One Group Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Ultra Short Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06)

JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Real Return Fund	N/A

JPMorgan International Currency Income Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan Tax Aware High Income Fund	N/A

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Total Return Fund	N/A

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2010 Fund	N/A

JPMorgan SmartRetirement 2015 Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

*                    *                    *                    *

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title: